FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2020
FAIR VALUE OF FINANCIAL INSTRUMENTS
FAIR VALUE OF FINANCIAL INSTRUMENTS

26— FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosure of the estimated fair value of financial instruments was made in accordance with the requirements of ASC 820 ‘‘Disclosure about fair value of financial instruments’’ and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value.

ASC 820 defines three levels of inputs that may be used to measure fair value and requires that the assets or liabilities carried at fair value be disclosed by the input level under which they were valued. The input levels are defined as follows:

Level 1: Quoted (unadjusted) prices in active markets for identical assets and liabilities that the reporting entity can access at the measurement date.

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3: Unobservable inputs for the asset or liability.

	ASC 820	December	December
	Level	31, 2020	31, 2019
Assets:
Cash and cash equivalents	Level 1	24,696	20,886
Liabilities:
Short-term borrowings	Level 1	2,638	3,513
Long-Term Debt	Level 1	5,675	1,420

The recorded amount of cash and cash equivalents and short-term borrowings are a reasonable estimate of their fair value due to the short-term maturities of these instruments.

The fair market value (Level 1 measurement) of the Company’s long-term debt is estimated using interest rate available to the Company in corresponding markets for debt with similar terms and maturities (see note 15-1 Long-term debt).